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                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                               Thomas Group, Inc.
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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                               THOMAS GROUP, INC.
                           5221 N. O'CONNOR BOULEVARD
                                   SUITE 500
                              IRVING, TEXAS 75039

May 23, 2000

Dear Stockholder:

     Based on a reevaluation of the Company's near-term requirements, we are revising the proposal to amend the 1997 Stock Option Plan. We propose to limit the increase in the number of shares of the Company's Common Stock currently available for issuance under such plan, to 200,000 shares. This revised proposal is described in the accompanying Proxy Statement Supplement.

     Pursuant to the Supplement, we are soliciting your proxy for use at the Annual Meeting of Stockholders.

     Enclosed with the Supplement is a blue proxy card that reflects the revised proposal to be voted upon by stockholders. If you will be unable to attend the Annual Meeting, I encourage you to complete and return the proxy card and return it to Thomas Group in the enclosed return envelope. The Supplement includes more detailed information on the revised proposal as well as voting instructions and an explanation of the treatment of any proxy that you may have returned previously for voting at the Annual Meeting.

     I urge you to vote "FOR" the revised proposal, and "FOR" the election of directors, either by signing and returning the enclosed proxy card in the envelope provided or by voting in person at the Annual Meeting.

     I would appreciate your immediate attention to the mailing of the enclosed proxy.

                                            Very truly yours,

                                            /s/ J. Thomas Williams
                                            J. Thomas Williams
                                            President & Chief Executive Officer
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                               THOMAS GROUP, INC.
                           5221 N. O'CONNOR BOULEVARD
                                   SUITE 500
                              IRVING, TEXAS 75039

May 23, 2000

                           PROXY STATEMENT SUPPLEMENT

          SUPPLEMENTAL INFORMATION TO THE MAY 15, 2000 PROXY STATEMENT
                PROVIDED TO STOCKHOLDERS IN CONNECTION WITH THE
                    YEAR 2000 ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

     Background. This Supplement contains information that supplements the information we provided in our May 15, 2000 Proxy Statement related to the solicitation of proxies for use at our Year 2000 Annual Meeting of Stockholders. The information contained in this Supplement relates to the proposal to amend the 1997 Stock Option Plan, to increase the number of shares of the Company's Common Stock currently available for issuance under such plan. We are changing the proposal, and the discussion in this Supplement supercedes the discussion contained in the Proxy Statement. This Supplement and the enclosed blue proxy card have been sent to you by order of the Board of Directors of Thomas Group. Along with an enclosed proxy card, this Supplement was first mailed to stockholders on or about May 24, 2000.

     Reason for this Supplement. We have reevaluated the size of the proposed increase in shares authorized under the 1997 Stock Option Plan. Additionally, due to the size of the proposed increase, brokers did not have discretion to vote shares held in their name absent voting instructions from the beneficial owners. We are modifying the proposal to align the proposed increase with the Company's needs, and to enable brokers to vote their shares in the absence of specific instructions from beneficial owners.

     Voting on the Amended Proposal. Regardless of your vote on the original proposal, you must submit a proxy on the revised proposal. You may do so by signing and returning the enclosed blue proxy card to Thomas Group in the enclosed envelope. You may also vote on the revised proposal in person if you attend the Annual Meeting by completing a ballot form provided upon request at the Annual Meeting. We urge you to vote "FOR" the revised proposal either by signing and returning the enclosed proxy card in the envelope provided or by voting in person at the Annual Meeting.

     Required Vote for the Amended Proposal. To be adopted, the amendment to the 1997 Stock Option Plan must receive the affirmative vote of the majority of the shares entitled to vote. Brokers do have discretion to vote shares on this matter without instruction from the beneficial owners. For purposes of this proposal, abstentions and broker non-votes have the effect of negative votes.

                   YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE
                                     "FOR"
            APPROVAL OF THE AMENDMENT TO THE 1997 STOCK OPTION PLAN

                                     *****
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     Voting on the Election of Directors. Regardless of your vote on the election of directors, you must also submit a new proxy on the election of directors. You may do so by signing and returning the enclosed blue proxy card to Thomas Group in the enclosed envelope. You may also vote on the election of directors in person if you attend the Annual Meeting by completing a ballot form provided upon request at the Annual Meeting. We urge you to vote "FOR" the election of directors either by signing and returning the enclosed proxy card in the envelope provided or by voting in person at the Annual Meeting.

     Required Vote for the Election of Directors. To be elected, the director nominees must receive the affirmative vote of a plurality of the shares entitled to vote. Votes that are withheld will be excluded entirely from the vote and will have no effect. A broker non-vote resulting from the failure to deliver voting instructions to a broker will have no effect on the election of directors.

                   YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE
                                     "FOR"
                           THE ELECTION OF DIRECTORS

                                     *****

     Restatement of the Proposal. The following replaces, in its entirety, the discussion of the 1997 Stock Option Plan proposal in the Proxy Statement.

                  PROPOSAL TO AMEND THE 1997 STOCK OPTION PLAN

     On May 19, 2000 the Board of Directors adopted, subject to stockholder approval, an amendment to the 1997 Plan.

PARTICIPANTS

     At December 31, 1999, the Company had 256 employees, all of whom are eligible to participate in the 1997 Plan.

SUMMARY OF 1997 STOCK OPTION PLAN

     The 1997 Stock Option Plan is intended to afford a proprietary interest in the Company to key employees of the Company. The Company believes that stock ownership by these persons provides added incentives to continue employment with the Company and encourages increased efforts to promote the Company's best interests. A maximum of 350,000 shares of the Company's Common Stock may be issued pursuant to the 1997 Plan, subject to adjustment by reason of stock dividends, stock splits or other capitalization changes. The following is a brief description of the principal provisions of the 1997 Plan and is qualified in its entirety by reference to the 1997 Plan.

     The 1997 Plan is administered by the Board, if all Board members are "disinterested" as defined in the 1997 Plan, or by a committee of two or more disinterested members of the Board (the "Committee"). The Committee determines the persons who receive stock options, the number of options to be granted and the vesting schedule for the options granted. All options are granted with an exercise price equal to 100% of the fair market value of the underlying Common Stock at the date of grant. The Company receives no consideration upon the grant of options.

     It is intended that options under the 1997 Plan may be incentive stock options for federal income tax purposes. Under the Internal Revenue Code, an employee generally is not subject to regular income tax upon the grant or exercise of an incentive option. Instead, the employee is subject to tax upon disposition of the stock held pursuant to the exercise of the option (the "ISO Shares"). At that time, if the employee has held the ISO Shares for at least (i) two years from the date of grant and (ii) one year from the date of exercise (the "Required Holding Period"), the employee will have long-term capital gain (or loss) equal to the difference, if any, between the amount realized from the disposition and the employee's tax basis in the ISO

                                        2
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Shares. However, if the employee disposes of the ISO Shares prior to the
Required Holding Period, a portion (generally, the excess of the fair market value of the ISO Shares at the date of exercise over the exercise price) of any gain realized would be taxable to the employee as ordinary income.

     All employees of the Company, including directors who are also employees, are eligible to participate in the 1997 Plan. The 1997 Plan shall terminate on March 31, 2007. Options having a term not to exceed 10 years will be available to employees under the 1997 Plan. Non-Qualified Stock Options will be transferable by the optionee. Shares issued to officers of the Company on exercise of options may not be sold within six months of the grant of the option.

     Shares subject to options that are surrendered or expire unexercised may again be made subject to options under the 1997 Plan.

     In the discretion of the Board, the purchase price for shares may be paid in cash, shares of Common Stock of the Company with a fair market value equal to the purchase price, or both.

     Notwithstanding any schedule for vesting of options contained in any option agreement, all options granted under the 1997 Plan become immediately exercisable if the Company is subject to a change of control as described in the 1997 Plan.

     The last reported price of the Common Stock on May 1, 2000 was $11.00.

1997 PLAN BENEFITS

     During 1999, no options under the 1997 Plan were granted to executive officers, directors or non-executive employees.

THE PROPOSED AMENDMENT

     Pursuant to the proposed amendment, the shares of Common Stock available for issuance under the 1997 Plan would be increased by 200,000 shares, from 350,000 to 550,000.

            THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE
                                     "FOR"
            APPROVAL OF THE AMENDMENT TO THE 1997 STOCK OPTION PLAN.

                                        3
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                                     PROXY

                               THOMAS GROUP, INC.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) J. Thomas Williams with full power of substitution, proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Thomas Group, Inc. (the "Company") to be held on Friday, June 23, 2000, at the principal executive offices of the Company, 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas at 9:00 A.M., Dallas time, and any and all adjournments or postponements thereof (the "Annual Meeting"), including (without limiting the generality of the foregoing) to vote and act as follows:

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTORS SET FORTH BELOW AND FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE.

     (Change of Address)

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---------------------------------(If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

            Please complete, date, sign and mail this Proxy promptly
                           in the enclosed envelope.
            No postage is required for mailing in the United States.

-----------SEE REVERSE SIDE-----------

     THOMAS GROUP, INC. PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.




                                                                                FOR  WITHHELD FOR ALL
1. Election of Directors, Nominees:                                             ALL    ALL    EXCEPT
   01 JOHN T. CHAIN, JR., 02 RICHARD A. FREYTAG,  03 J. THOMAS WILLIAMS,
   04 JAMES E. DYKES, 05 DAVID B. MATHIS, 06 TIMOTHY G. CAFFREY                 [ ]    [ ]      [ ]     -----------------------
                                                                                                           Nominee Exception



2. Proposal to amend the 1997 Stock Option Plan,  to increase by 200,000        FOR    AGAINST    ABSTAIN
   shares, from 350,000 to 550,000, the number of shares of the Company's
   Common Stock currently available for issuance under the 1997 Stock           [ ]      [ ]        [ ]
   Option Plan.

   In his discretion, the proxy is authorized to vote upon such other business as may properly come before the annual meeting. This proxy will be voted at the annual meeting or any adjournment or postponement thereof as specified. If no specifications are made, this proxy will be voted for the election of directors and FOR the proposal set forth above. This Proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.


                                                                                Change of Address  [ ]

                                                                                SIGNATURE(S)                    DATE
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                                                                                SIGNATURE(S)                    DATE
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NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.